November 28, 2012

Summary Prospectus

BlackRock FundsSM  |  Investor and Institutional Shares

>  BlackRock India Fund

Fund	Investor A Shares	Investor C Shares	Institutional Shares
BlackRock India Fund	BAINX	BCINX	BIINX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated November 28, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts About BlackRock India Fund

Investment Objective

The investment objective of BlackRock India Fund (the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek to maximize total return from a portfolio of equity securities of Indian companies or instruments with similar economic characteristics. Total return means the combination of capital appreciation and investment income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”). More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section on page 22 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-58 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[3]	10.66%	11.21%	10.50%
Other Expenses of the Fund	5.80%	6.35%	5.64%
Other Expenses of the Subsidiary	4.86%	4.86%	4.86%
Total Annual Fund Operating Expenses	11.91%	13.21%	11.50%
Fee Waivers and/or Expense Reimbursements[4]	(9.91)%	(10.46)%	(9.75)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	2.00%	2.75%	1.75%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Investor C Shares after one year.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report due to the restatement of Other Expenses to reflect current fees.
[4]	As described in the “Management of the Fund” section of the Fund’s prospectus on pages 36-41, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 2.00% of average daily net assets for Investor A Shares, 2.75% of average daily net assets for Investor C Shares and 1.75% of average daily net assets for Institutional Shares until December 1, 2013. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$717	$2,884	$4,762	$8,432
Investor C Shares	$378	$2,762	$4,855	$8,757
Institutional Shares	$178	$2,401	$4,344	$8,199

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$278	$2,762	$4,855	$8,757

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 219% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in equity securities of Indian companies or in instruments with similar economic characteristics. An Indian company is a company which is organized under the laws of, or with a principal office in, or for which the principal trading market for its securities is, India; or derives 50% or more of its total revenue or profit from either goods or services produced or sales made in India; or has 50% or more of its assets in India.

The Fund may invest in companies of any size, and may invest a significant portion of its assets in equity securities of smaller companies. Equity securities include common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stocks.

The Fund may carry out its investment strategies by investing substantially all of its assets in a wholly-owned subsidiary of the Fund formed in the Republic of Mauritius, BlackRock India Fund (Mauritius) Limited (the “Subsidiary”), which, under normal market conditions, will invest at least 80% of its assets in equity securities of Indian companies or in instruments with similar economic characteristics. Except as otherwise indicated, references in this prospectus to the Fund include the Subsidiary.

Fund management may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity and commit cash pending investment. Fund management also may, but under normal market conditions generally does not, intend to use derivatives for speculation to increase returns.

The Fund will invest primarily in the common stocks of companies that are selected for their growth potential and which are valued at a reasonable price. However, the Fund may also invest in value stocks. Fund management seeks to maximize total return by constructing the portfolio to reflect Fund management’s views of the macro-economic environment as well as by using a “bottom up” approach, which entails the fundamental analysis of individual stocks and companies.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■	Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.
■	Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
■	Equity Securities Risk — Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.
■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
—	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
—	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
—	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
—	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
—	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
—	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	Geographic Concentration Risk —The Fund will invest primarily in equity and equity related securities of Indian companies. Because the Fund concentrates its investments in India, the Fund’s performance is expected to be closely tied to economic and political conditions in India.
■	Indian Regulatory Risk — BlackRock is a qualified foreign institutional investor (“FII”) with the Securities and Exchange Board of India (“SEBI”), the Indian counterpart of the U.S. Securities and Exchange Commission (the “SEC”). The Subsidiary’s registration with SEBI as the sub-account of an FII has been granted. There can be no assurances that Indian regulators will continue to grant such qualifications, and the loss of such qualifications could adversely impact the ability of the Fund to invest in India. The Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder regulate the Fund’s investment activities. If new policy announcements or regulations in India are made which require retrospective changes in the structure or operations of the Fund, these may adversely impact the performance of the Fund.

There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Fund to repatriate its income and capital.
■	Investment Style Risk — The Fund has a flexible investment style as it will invest in both value and growth stocks. The endeavor will be to invest primarily in the common stocks of companies that are selected for their growth potential and which are valued at a reasonable price. It is possible that the investment style followed by the Fund may go out of favor and the Fund may underperform other equity funds that use different investment styles.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “Investment Company Act”), the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Market Liquidity Risk — The liquidity of investments made by the Fund may be restricted by trading volumes besides operational issues like settlement periods and transfer procedures. Although the Fund management team will endeavor to create a portfolio that will have high market liquidity, there is a possibility that market liquidity could be impacted as a result of company/sector/general market related events and there could be a price impact as a result of portfolio re-balancing and/or liquidity demands due to redemptions.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Risks of Investing in India — India is an emerging market and demonstrates significantly higher volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets may offer higher potential for losses.
Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of investments. The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices applicable in the United States, may increase the risk of loss.
Further, certain Indian regulatory approvals, including approvals from the SEBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in Indian companies. Furthermore, the Fund may require the prior approvals of the Foreign Investment Promotion Board of the Ministry of Finance of the government of India (the “FIPB”) and the RBI for them to invest in certain Indian companies operating in specified sectors or beyond certain specified investment limit ceilings. There is a risk that these approvals may not be given or cancelled at a later point in time, during the life cycle of the Fund.
■	Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The equity securities of Indian companies in which the Subsidiary invests are identical to those permitted to be held by the Fund and are subject to the same risks as if those investments were held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders.

Changes in the laws or policies of the United States, India and/or the Republic of Mauritius could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund. Furthermore, tax rates currently applicable to the Mauritius entities may be modified in the future and India-Mauritius Double Tax Avoidance Agreement (the “Treaty”) benefits may not be available.
■	Tax Risk — The Fund and the Subsidiary rely on the Treaty for relief from certain Indian taxes. Treaty renegotiation (particularly to introduce a limitation of benefit clause) or recent legislative changes (including the introduction of general tax anti-avoidance rule in the Income Tax Act) may result in the Fund withdrawing from the Subsidiary, which may result in higher taxes and/or lower returns for the Fund. See “Subsidiary Risk” above.

Performance Information

Because the Fund does not have a full calendar year of operations, it does not have performance information an investor would find useful in evaluating the risks of investing in the Fund. The Fund’s benchmark index is the MSCI India Index.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock (Hong Kong) Limited. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

Portfolio Advisors

Name	Role	Since	Title
Andrew Swan	Primarily responsible for the day-to-day management of the Fund, including setting the Fund’s overall strategy and overseeing the management of the Fund	2011	Managing Director of BlackRock (Hong Kong) Limited
Anup Maheshwari	Provides research and non-discretionary advice on the purchases and sales of individual securities	2011	Executive Vice President and Head of Equities of DSP BlackRock Investment Managers Pvt. Ltd.

Mr. Swan is a portfolio manager with BlackRock (Hong Kong) Limited. Mr. Maheshwari of DSP BlackRock Investment Managers Pvt. Ltd. (“DSP BlackRock”), an affiliate of BlackRock, provide non-discretionary advice on the purchases and sales of individual securities. The non-discretionary advice provided by DSP BlackRock is in the form of recommendations to BlackRock that are not binding on the portfolio manager. All investment advice given is provided through and under the supervision of BlackRock or the sub-adviser.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: · $250 for certain fee-based programs. · $100 for retirement plans. · $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

INVESTMENT COMPANY ACT FILE #811-05742 © BlackRock Advisors, LLC SPRO-INDIA-1112